SUPPLEMENT TO THE PROSPECTUS OF

TCW FUNDS, INC.

Dated: February 27, 2006

Under the section titled “TCW Core Fixed Income Fund” at page 14, Mark L. Attanasio is deleted as a Fund portfolio manager and James M. Hassett is named as a Fund portfolio manager.

Under the section titled “Portfolio Managers” at page 33, Mark L. Attanasio is deleted.

December 26, 2006

TCWfip 12/2006